                       TERM SHEET DATED SEPTEMBER 3, 1997

                        GREEN TREE FINANCIAL CORPORATION
          Green Tree Recreational, Equipment and Consumer Trust 1997-C
                           $500,000,000 (APPROXIMATE)

                              Subject to Revision

SELLER/SERVICER:       Green Tree Financial Corporation ("Green Tree").

TRUSTEE:               First Trust National Association, St. Paul, Minnesota.

UNDERWRITERS:          Merrill Lynch & Co. (Lead), Lehman Brothers (Co.),
                       Morgan Stanley Dean Witter (Co.).

CLASS                                      A-1                             A-2                           A-3
                                 Fixed Rate Certificates         Fixed Rate Certificates       Fixed Rate Certificates
                              ------------------------------  -----------------------------  ---------------------------
AMOUNT:                               $422,500,000                     $26,250,000                   $17,500,000
RATING (S&P/Fitch):                      AAA/AAA                         AA/AA+                         A/A+
WAL (to call):                          2.68 yrs.                       2.68 yrs.                     2.68 yrs.
PAYMENT WINDOW (to call):                 1-79                            1-79                          1-79
CREDIT ENHANCEMENT:                 15.50% + 1.50% RF               10.25% + 1.50% RF             6.75% + 1.50% RF

CLASS                                      A-4                              B
                                 Fixed Rate Certificates         Fixed Rate Certificates
                              ------------------------------  -----------------------------
AMOUNT:                                $16,250,000                     $17,500,000
RATING (S&P/Fitch):                      BBB/BBB+                          A-/A
WAL (to call):                          2.68 yrs.                       2.68 yrs.
PAYMENT WINDOW (to call):                 1-79                             1-79
CREDIT ENHANCEMENT:                  3.50% + 1.50% RF                Limited Guaranty

POOL CUTOFF DATE:             August 31, 1997 (or the date of origination, if
                              later)

EXPECTED PRICING DATE:        September 5, 1977

EXPECTED SETTLEMENT:          September 25, 1997

LEGAL FINAL:                  February 25, 2018

INTEREST/PRINCIPAL            The 15th day of each month (or the next business
DISTRIBUTIONS:                day if the 15th is not a business day) beginning
                              October 15, 1997.

ERISA: Class A-1 Certificates are expected to be ERISA eligible, subject to the conditions set forth in the prospectus, including that interest in the Class A-1 Certificates be held by at least 100 independent investors upon completion of the public offering being made hereby. The underwriters expect that interests in the Class A-1 Certificates will be held by at least 100 independent investors, although no assurance can be given and no monitoring or other measures will be taken to ensure that such conditions will be met with respect to the Class A-1 Certificates. Class A-2, A-3, A-4 and B Certificates are not expected to be ERISA eligible.


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

TAX STATUS:                  The trust will be classified as a grantor trust for
                             federal and Minnesota tax purposes.

OPTIONAL PREPAYMENT:         Permitted if the Pool Scheduled Principal Balance
                             is less than or equal to 10% of the Cutoff Date
                             Pool Principal Balance.

TRUST PROPERTY:              The Trust's assets will generally include a pool of
                             retail installment sales contracts and promissory notes for the purchase of a variety of consumer products and equipment ("Consumer Loan Contracts"), retail installment sales contracts and promissory notes financing home improvements ("Home
                             Improvement Contracts") and all payments due thereon on or after September 1, 1997. The Consumer
                             Loan Contracts and Home Improvement Contracts are collectively referred to as the "Contracts".

SUBSEQUENT COLLATERAL:       Approximately $130 million of additional contracts
                             will be added to the collateral pool; subsequent collateral will not include any home equity loans.









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

                                   CONTRACTS

     The Contracts were originated or purchased by Green Tree in the ordinary course of business. The information presented below pertains only to Contracts originated through August 31, 1997 (the "Initial Contracts") as of the Cutoff Date for each such Initial Contract. Additional Contracts (other than Home Improvement Contracts), will be purchased by the Trust on the Closing Date ("Subsequent Contracts"). Although the Subsequent Contracts sold to the Trust will have characteristics that differ somewhat from the characteristics of the Initial Contracts described herein, Green Tree does not expect that the characteristics of the Subsequent Contracts will vary materially from those of the Initial Contracts. Additionally, the Subsequent Contracts will conform to certain criteria specified in the Sale and Servicing Agreement between Green Tree and the Trust.

     Green Tree expects that, on the Closing Date, the Contract Pool, which will consist of Initial Contracts and Subsequent Contracts, will have an aggregate principal balance as of the Cutoff Date of approximately $500,000,000. All of the Contracts will be retail installment sales contracts and promissory notes purchased by Green Tree from dealers, home improvement contractors and correspondent lenders who regularly originate and sell such contracts to Green Tree, or originated by Green Tree directly. The Contracts are generally prepayable at any time without penalty.


                     COMPOSITION OF INITIAL CONTRACT POOL

                               # of          % of              Scheduled                % of Cutoff Date
Asset Type                   Contracts       Contract Pool     Principal Balance        Principal Balance
- ----------                   ---------       -------------     -----------------        -----------------
Aircraft                        361           1.56%              $ 46,927,472.01             12.69%
Trucks                        1,081           4.67%              $ 79,745,756.54             21.57%
Recreational Vehicles         3,641          15.74%              $ 73,454,691.70             19.86%
Motorcycles                   6,476          28.01%              $ 55,266,293.76             14.94%
Keyboards                       351           1.52%              $  3,551,191.92              0.96%
Marine Products               4,697          20.31%              $ 70,523,937.29             19.07%
Horse Trailers                1,305           5.64%              $ 12,735,533.50              3.44%
Sport Vehicles                3,051          13.19%              $ 16,317,669.53              4.41%
Home Improvement              2,164           9.36%              $ 11,325,659.89              3.06%

Total                        23,127            100%              $369,848,206.14               100%
=====                        ======          ======              ===============              =====

                           Wtd. Average                 Wtd. Average           Wtd. Average         Wtd. Average
Asset Type                 Contract Rate                Scheduled Term         Remaining Term       LTV Ratio
- ----------                 -------------                --------------         --------------       ---------
Aircraft                    9.53873%                         164                     163            88.73%
Trucks                     10.74530%                          53                      52            93.12%
Recreational Vehicles       9.96870%                         153                     151            79.12%
Motorcycles                13.12384%                          65                      64            83.76%
Keyboards                  11.24766%                          74                      73            85.18%
Marine Products            10.66682%                         135                     133            84.25%
Horse Trailers             11.52100%                         119                     117            83.47%
Sport Vehicles             15.56310%                          54                      53            83.51%
Home Improvement           14.77466%                          96                      94            n/a

Total                      11.14591%                         108                     107            85.63%
=====                      =========                         ===                     ===            ======


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statement. If you have not received the statement, call your Merrill Lynch
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

                GEOGRAPHIC DISTRIBUTION OF INITIAL CONTRACTS/(1)/

                         Number                 % of                     Principal                   % of Principal
State                    of Contracts           Contracts                Balance                     Balance
- -----                    ------------           ---------                -------                     -------
California                3,996                 17.28%                   $ 58,026,561.28             15.69%
Texas                     2,596                 11.22%                   $ 40,920,532.69             11.06%
Florida                   1,664                  7.20%                   $ 29,765,568.09              8.05%
Other States/(2)/        14,871                 64.30%                   $241,135,544.08             65.20%

TOTAL                    23,127                   100%                   $369,848,206.14             100%
=====                    ======                   ====                   ===============             ====

- ------------------
/(1)/ Based on the address of the Obligor set forth in Green Tree's records. /(2)/ Other States category consists of States each of which represented less than 5.00% by aggregate principal balance of the Initial Contracts as of the Cutoff Date.

                   YEAR OF ORIGINATION OF INITIAL CONTRACTS

                           Number of             Aggregate Principal           % of Contract Pool by Outstanding
Year of Origination        Contracts             BALANCE OUTSTANDING                   PRINCIPAL BALANCE
- --------------------       ---------             -------------------                   -----------------
        1985                       6               $    127,784.26                           0.03%
        1986                       3               $     36,161.34                           0.01%
        1987                      47               $    732,949.67                           0.20%
        1988                      16               $    197,577.53                           0.05%
        1989                       5               $     58,946.69                           0.02%
        1990                      10               $    312,654.58                           0.08%
        1991                       7               $    103,405.99                           0.03%
        1992                      10               $    165,952.19                           0.04%
        1993                      19               $    399,148.05                           0.11%
        1994                      16               $    227,439.06                           0.06%
        1995                      23               $    226,585.88                           0.06%
        1996                     113               $    668,328.86                           0.18%
        1997                  22,852               $366,591,262.04                           99.13%

       Total                  23,127               $369,848,206.14                            100%
       =====                  ======               ===============                            ====


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statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

      DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF INITIAL CONTRACTS

                                     Number                  Aggregate Principal           % of Contract Pool by
Loan-to-Value Ratio /(3)/            of Contracts            Balance Outstanding           Outstanding Principal Balance
- -----------------------              ------------            -------------------           ------------------------------
Less-than 61%                        1,668                   $ 16,519,525.14                           4.61%
61 - 65%                               617                   $  8,610,340.38                           2.40%
66 - 70%                               912                   $ 11,077,085.23                           3.09%
71 - 75%                             1,420                   $ 18,967,273.39                           5.29%
76 - 80%                             2,118                   $ 33,491,094.96                           9.34%
81 - 85%                             3,150                   $ 49,754,020.36                           13.88%
86 - 90%                             7,317                   $104,622,481.56                           29.18%
91 - 95%                             2,028                   $ 48,791,819.06                           13.61%
Over 95%                             1,733                   $ 66,688,906.17                           18.60%

TOTAL                               20,963                   $358,522,546.25                            100%
=====                               ======                   ===============                            ====

/(3)/ Does not include information with respect to Home Improvement Contracts, which represent 3.06% by aggregate principal balance of the Initial Contracts as of Cutoff Date.


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statement. If you have not received the statement, call your Merrill Lynch
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

             DISTRIBUTION OF ORIGINAL AMOUNTS OF INITIAL CONTRACTS

Original Contract             Number of        Aggregate Principal               % of Contract Pool by
Amount (in Dollars)           Contracts        Balance Outstanding           Outstanding Principal Balance
- -------------------           ---------        -------------------           ------------------------------
Less than $10,000             13,310             $ 75,023,599.55                         20.29%
$10,000 - $19,999              6,314             $ 87,698,781.47                         23.72%
$20,000 - $29,999              1,457             $ 34,336,208.52                         9.29%
$30,000 - $39,999                555             $ 18,588,786.41                         5.03%
$40,000 - $49,000                359             $ 15,542,784.35                         4.20%
$50,000 - $59,000                226             $ 12,202,352.46                         3.30%
$60,000 - $69,000                161             $ 10,243,024.44                         2.77%
$70,000 - $79,000                145             $ 10,740,238.77                         2.90%
$80,000 - $89,999                168             $ 14,108,200.82                         3.81%
$90,000 - $99,999                 99             $  9,207,841.43                         2.49%
$100,000 - $109,999               68             $  7,025,326.63                         1.90%
$110,000 - $119,999               26             $  2,923,249.77                         0.79%
$120,000 - $129,999               33             $  4,069,065.29                         1.10%
$130,000 - $139,999               20             $  2,659,255.08                         0.72%
$140,000 - $149,999               18             $  2,565,915.02                         0.69%
$150,000 - $159,999               19             $  2,924,339.01                         0.79%
$160,000 - $169,999               15             $  2,451,131.61                         0.66%
$170,000 - $179,999                7             $  1,210,239.60                         0.33%
$180,000 - $189,999               10             $  1,841,992.15                         0.50%
$190,000 - $199,999                7             $  1,359,279.84                         0.37%
$200,000 - $249,999               30             $  6,486,064.26                         1.75%
$250,000 - $299,999               15             $  3,984,601.94                         1.08%
$300,000 - $349,999               17             $  5,434,851.33                         1.47%
$350,000 - $399,999                6             $  2,255,598.17                         0.61%
$400,000 - $449,999                5             $  2,057,061.84                         0.56%
$450,000 - $499,999               10             $  4,713,539.94                         1.27%
$500,000 - $549,999                2             $  1,034,313.47                         0.28%
$550,000 - $599,999                3             $  1,704,925.40                         0.46%
$600,000 - $649,999                3             $  1,860,956.33                         0.50%
$650,000 - $699,999                1             $    693,932.59                         0.19%
$700,000 - $749,999                3             $  2,146,085.65                         0.58%
$750,000 - $799,999                0             $          0.00                         0.00%
$800,000 - $849,999                3             $  2,458,483.95                         0.66%
$850,000 - $899,999                1             $    886,931.19                         0.24%
$900,000 - $949,998                1             $    941,447.50                         0.25%
$949,999+                         10             $ 16,467,800.36                         4.45%

Total                         23,127             $369,848,206.14                          100%
=====                         ======             ===============                          ====

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statement. If you have not received the statement, call your Merrill Lynch
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

                      CONTRACT RATES OF INITIAL CONTRACTS

                               Number                Aggregate Principal         % of Contract Pool by
Contract Rate                  of Contracts          Balance Outstanding         Outstanding Principal Balance
- -------------                  ------------          -------------------         -----------------------------
0.00% - 8.00%                  16                    $3,954,775.49                           1.07%
8.01% - 9.00%                  424                   $48,815,046.59                         13.20%
9.01% - 10.00%                 2,572                 $90,576,174.91                         24.50%
10.01% - 11.00%                5,070                 $87,810,091.43                         23.74%
11.01% - 12.00%                3,434                 $49,389,596.31                         13.35%
12.01% - 13.00%                2,329                 $27,171,994.12                          7.35%
13.01% - 14.00%                3,065                 $24,933,933.00                          6.74%
14.01% - 15.00%                2,086                 $14,531,338.42                          3.93%
15.01% - 16.00%                1,510                 $8,694,135.82                           2.35%
16.01% - 17.00%                1,322                 $6,933,487.09                           1.87%
Greater than 17.00%            1,299                 $7,037,632.96                           1.90%

Total                          23,127                $369,848,206.14                          100%
=====                          ======                ===============                         =====


               REMAINING MONTHS TO MATURITY OF INITIAL CONTRACTS

                               Number                 Aggregate Principal           % of Contract Pool by
Months Remaining               of Contracts           Balance Outstanding           Outstanding Principal Balance
- ----------------               ------------           -------------------           -----------------------------
Less than 31                   1,070                  $7,146,300.74                             1.93%
31 - 60                        10,610                 $134,557,842.75                          36.38%
61 - 90                        3,833                  $46,515,079.14                           12.58%
91 - 120                       3,875                  $51,835,287.07                           14.02%
121 - 150                      1,993                  $39,473,241.66                           10.67%
151 - 180                      1,622                  $72,740,605.74                           19.67%
181 - 210                      6                      $338,958.51                               0.09%
211 - 240                      118                    $17,240,890.53                            4.66%

Total                          23,127                 $369,848,206.14                            100%
=====                          ======                 ===============                          ======

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statement. If you have not received the statement, call your Merrill Lynch
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

                                   STRUCTURE

DISTRIBUTIONS:           Distributions of principal and interest on the
                         Certificates are made to the extent of the Amount
                         Available (as defined below) on each Distribution Date.

                         The Amount Available on each Distribution Date generally includes: (a) payments on the Contracts due and received during the preceding month, plus (b) prepayments and other unscheduled collections received during the preceding month, plus (c) all collections in respect of principal on the Consumer Loan and Home Improvement Contracts received during the current month up to and including the third business day prior to such Distribution Date (but in no event later than the 10th day of the month in which the Distribution Date occurs), plus (d) any amounts deposited in respect of Contracts repurchased by Green Tree pursuant to the Sale and Servicing Agreement, plus (e) all earnings from the investment of funds in the Collection Account, plus (f) payments under the Limited Guaranty, minus (g) with respect to Distribution Dates other than October 15, 1997, all collections of principal on the Consumer Loan and Home Improvement Contracts received during the preceding month up to and including the third business day prior to the preceding Distribution Date (but in no event later than the 10th day of the prior month).

                         The rights of each Class of Certificates will be subordinated to the rights of each Class of Certificates with a lower numeric designation. The Class B Certificates will not receive any distributions of interest until the full amount of interest and principal payable on the Class A Certificates on each Distribution Date has been paid. The Class B Certificates will not be entitled to receive any distributions of principal until all of the Class A Certificates have been paid in full.

CLASS A-1 INTEREST:      Interest on the outstanding Class A-1 Principal Balance
                         will accrue at the Class A-1 Pass-Through Rate from September 25, 1997 or from the most recent Distribution
                         Date on which interest has been paid but excluding the following Distribution Date.

                         Any interest shortfalls will be carried forward, and will bear interest at the applicable Class Rate, to the extent legally permissible.

                         Interest on Class A Certificates will be calculated on a 30/360 basis.

CLASS A-1 PRINCIPAL:     On each distribution date, Class A-1 Certificateholders
                         are entitled to receive an amount equal to the sum of 84.50% (approximate) of the Formula Principal
                         Distribution Amount (as defined below) for such Distribution Date plus the unpaid Class A-1 Principal
                         Shortfall, if any, for such Distribution Date.

                         The "Formula Principal Distribution Amount" for each Distribution Date will be equal to the sum of the following amounts with respect to the following monthly period: (i) all scheduled payments of principal due on each outstanding Contract during the related Monthly Period (ii) the Scheduled Principal Balance of each Contract purchased by Green Tree during the preceding month pursuant to the Sale and Servicing Agreement;
                         (iii) all Partial Principal Prepayments applied and all Principal Prepayments in Full received during the preceding month; (iv) the Scheduled Principal Balance of each Contract that became a Liquidated Contract during the preceding month; (v) all collections in respect of principal on the Consumer Loan and Home Improvement Contracts received during the current month up to and including the third business day prior to such Distribution Date (but in no event later than the 10th day of the month in which Distribution Date occurs), minus (vi) with respect to all Distribution Dates except October 15, 1997, all

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

                         collections of principal on the Consumer Loan and Home Improvement Contracts received during the preceding month up to and including the third business day prior to the preceding Distribution Date (but in no event later than the 10th day of the month in which the dissolution date occurs.

CLASS A-2 INTEREST:      Interest on the outstanding Class A-2 Principal Balance
                         will accrue at the Class A-2 Pass-Through Rate from September 25, 1997 or from the most recent Distribution
                         Date on which interest has been paid to but excluding the following Distribution Date.

                         Interest will be paid on the Class A-2 Certificates to the extent of the Amount Available in the Collection Account on such Distribution Date, after payment of all interest and principal then payable on the Class A-1 Certificates. Any interest shortfalls will be carried forward and will bear interest at the Class A-2 Pass-Through Rate, to the extent legally permissible.

CLASS A-2 PRINCIPAL:     To the extent of funds available after payment of all
                         interest and principal on Class A-1 Certificates and interest on Class A-2 Certificates, Class A-2
                         Certificateholders will be entitled to receive the sum of 5.25% (approximate) of the Formula Principal
                         Distribution Amount for such Distribution Date plus the Unpaid Class A-2 Principal Shortfall, if any, from prior Distribution Dates.

                         In the event the Amount Available in the Collection Account is not sufficient to make a full distribution of principal on the Class A-2 Certificates on a Distribution Date, such shortfall will be paid out of the Reserve Account to the extent of funds therein, and any remaining amount will be carried forward as Unpaid Class A-2 Principal Shortfall.

CLASS A-3 INTEREST:      Interest on the outstanding Class A-3 Principal Balance
                         will accrue at the Class A-3 Pass-Through Rate from September 25, 1997 or from the most recent Distribution
                         Date on which interest has been paid to but excluding the following Distribution Date.

                         Interest will be paid on the Class A-3 Certificates to the extent of the Amount Available in the Collection Account on such Distribution Date, after payment of all interest and principal then payable on the Class A-2 Certificates. Any interest shortfalls will be carried forward and will bear interest at the Class A-3 Pass-Through Rate, to the extent legally permissible.

CLASS A-3 PRINCIPAL:     To the extent of funds available after payment of all
                         interest and principal on Class A-1 Certificates and Class A-2 Certificates and interest on Class A-3
                         Certificates, Class A-3 Certificateholders will be entitled to receive the sum of 3.50% (approximately) of the Formula Principal Distribution Amount for such
                         Distribution Date plus the Unpaid Class A-3 Principal
                         Shortfall, if any, from prior Distribution Dates.

                         In the event the Amount Available in the Collection Account is not sufficient to make a full distribution of principal on the Class A-3 Certificates on a Distribution Date, such shortfall will be paid out of the Reserve Account to the extent of funds therein, and any remaining amount will be carried forward as Unpaid Class A-3 Principal Shortfall.

CLASS A-4 INTEREST:      Interest on the outstanding Class A-4 Principal Balance
                         will accrue at the Class A-4 Pass-Through Rate from September 25, 1997 or from the most recent Distribution
                         Date on which interest has been paid to but excluding the following Distribution

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statement. If you have not received the statement, call your Merrill Lynch
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

                         Date.

                         Interest will be paid on the Class A-4 Certificates to the extent of the Amount Available in the Collection Account on such Distribution Date, after payment of all interest and principal then payable on the Class A-3 Certificates. Any interest shortfalls will be carried forward and will bear interest at the Class A-4 Pass-Through Rate, to the extent legally permissible.

CLASS A-4 PRINCIPAL:     To the extent of funds available after payment of all
                         interest and principal on Class A-1 Certificates Class
                         A-2 Certificates and Class A-3 Certificates and interest on Class A-4 Certificates, Class A-4
                         Certificateholders will be entitled to receive the sum of 3.25% (approximately) of the Formula Principal
                         Distribution Amount for such Distribution Date plus the Unpaid Class A-4 Principal Shortfall, if any, from prior Distribution Dates.

                         In the event the Amount Available in the Collection Account is not sufficient to make a full distribution of principal on the Class A-4 Certificates on a Distribution Date, such shortfall will be paid out of the Reserve Account to the extent of funds therein, and any remaining amount will be carried forward as Unpaid Class A-4 Principal Shortfall.

CLASS B INTEREST:        Interest on the outstanding Class B Principal Balance
                         will accrue at the Class B Pass-Through Rate from September 25, 1997 or from the most recent Distribution
                         Date on which interest has been paid to but excluding the following Distribution Date.

                         Interest will be paid on the Class B Certificates to the extent of the Amount Available in the Collection Account on such Distribution Date, after payment of all interest and principal then payable on the Class A-4 Certificates. Any interest shortfalls will be carried forward and will bear interest at the Class B Pass-Through Rate, to the extent legally permissible.

CLASS B PRINCIPAL:       Class B Certificateholders will be entitled to receive
                         on each distribution date as payment of principal, to the extent of the Amount Available in the Collection
                         Account after payment of all interest and principal payable on the Class A-4 Certificates and after payment of all interest payable on the Class B Certificates the sum of 3.50% of the Formula Principal Distribution
                         Amount for such Distribution Date plus the Unpaid Class
                         B Principal Shortfall, if any, for such Distribution
                         Date.

SPREAD ACCOUNT:          The Class A-2, Class A-3 and Class A-4
                         Certificateholders will have the benefit of a separate sub-account for each Class contained in an account (the
                         "Spread Account") to be held by the Trustee. On any Distribution Date, if the Amount Available in the Collection Account (after making all distributions on each Class of Certificates with a prior numeric designation) is insufficient to distribute all interest then payable on any such Class of Certificates, the Trustee will withdraw the amount of the deficiency from the applicable sub-account (or the amount on deposit in the applicable sub-account, if less) and deposit such amount in the collection account for distribution to the applicable Class of Certificates.

                         The initial balance of the Spread Account will be zero. On each Distribution Date, the Trustee will deposit all funds remaining in the Collection Account, after distribution of all interest and principal then payable on the Certificates, first to the Class A-2 sub-account, then to the Class A-3 sub-account and then to the Class A-4 sub-account, until the amounts on deposit in such sub-accounts equal .20%, .15% and .15% respectively.


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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

RESERVE ACCOUNT:                 The Class A-1, A-2, A-3 and A-4
                                 Certificateholders will have the benefit of a Reserve Account to be held by the Trustee. On any Distribution Date, if the Amount Available in the Collection Account (after making all distributions on each Class of Certificates with a prior numeric designation) is insufficient to distribute all interest or principal payable on any such Class of Certificates, the Trustee will withdraw the amount of the deficiency from the Reserve account and deposit such amount in the Collection account for distribution to applicable Class of Certificates. The initial balance of the Reserve Account will be zero. On each Distribution Date, the Trustee will deposit all funds remaining in the Collection account after the distribution of all interest and principal then payable on the Certificates until the amount on deposit in the reserve account equals 1.50% of the aggregate original
                                 Principal Balance of the Certificates.

LIMITED GUARANTY -               Class B Certificateholders are entitled to
CLASS B CERTIFICATES:            receive on each Distribution Date the amount
                                 equal to the Guarantee payment, if any, under Green Tree's Limited Guaranty. The Guaranty
                                 Payment for any Distribution Date will equal the difference, if any, between the Class B
                                 Formula Principal Distribution Amount and the remaining Amount available in the Collection
                                 Account after distribution of interest and principal payable on the Class A-4 certificates.

LOSSES ON LIQUIDATED CONTRACTS:  If net liquidation proceeds from a liquidated contract are less than the scheduled principal balance of such liquidated contract, the deficiency will generally be absorbed by the monthly servicing and guaranty fee, then by the Class B Certificateholders, and then by each Class of Class A Certificates in inverse numeric order.


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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                               PRICING SPEED/(1.)/

This transaction will be priced using the following "Base Case" prepayment rates:

Home Improvement                                                         20% CPR
Horse Trailers, Sport Vehicles, Keyboard Instruments, RVs                18% CPR
Marine Equipment                                                        225% SPA
Motorcycles and Aircraft                                                 28% CPR
Trucks                                                                  1.3% ABS

(1.) CPR (Constant Prepayment Rate) represents an assumed constant rate of prepayment each month, expressed as a per annum percentage of the outstanding principal balance of the Home Improvement Contracts and the Contracts related to all Products other than marine products and trucks; SPA (Standard Prepayment Assumption) represents an assumed rate of prepayment each month of the outstanding principal balance of the Contracts related to marine products; ABS (Absolute Prepayment Model) represents an assumed rate of prepayment each month relative to the original number of Contracts related to trucks.

                           Average Life Sensitivities
       at the Respective Percentages of the Base Case Prepayment Model/(2)/

  To Call          80%     90%    100%    110%    120%
                   ---     ---    ----    ----    ----
  A-1 thru B
  Certificates

    Avg. Life     3.01    2.83    2.68    2.53    2.40

    Window        1-88    1-83    1-79    1-74    1-71


  To Maturity      80%     90%    100%    110%    120%
                   ---     ---    ----    ----    ----
  A-1 thru B
  Certificates

    Avg. Life     3.20    3.03    2.88    2.74    2.61

    Window        1-164   1-164   1-164   1-164   1-164

(2) The following are the assumed characteristics of Subsequent Contracts as of the Cutoff Date:

                          Aggregate Principal        Wtd Avg.       Wtd Avg.       Wtd. Avg.
      Asset Type          Balance Outstanding     Contract Rate   Original Term  Remaining Term
      ----------          -------------------     --------------  -------------  --------------
Aircraft                    $ 16,514,057.83             9.54%          163            163
Home Improvement            $  3,985,567.39            14.77%           94             94
Horsetrailer                $  4,481,710.34            11.52%          117            117
Keyboard                    $  1,249,685.66            11.25%           73             73
Marine Products             $ 24,817,794.97            10.67%          133            133
Motorcycle                  $ 19,448,539.03            13.12%           64             64
Recreational Vehicle        $ 25,849,144.96             9.97%          151            151
Sports Vehicle              $  5,742,285.42            15.56%           53             53
Trucks                      $ 28,063,008.27            10.75%           52             52
                          -------------------------------------------------------------------------
                            $130,151,793.86            11.15%          107            107

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

     The attached tables and other statistical analyses (the "Term Sheet") are privileged and confidential and are intended for use by the addressee only. This Term Sheet is furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be subsequently filed with the Securities and Exchange Commission. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

     Numerous assumptions were used in preparing the Term Sheet which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Term Sheet in any particular context; or as to whether the Term Sheet and/or the assumptions upon which it is based reflect present market conditions or future market performance. This Term Sheet should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

     Any yields or weighted average lives shown in the Term Sheet are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Term Sheet. Furthermore, unless otherwise provided, the Term Sheet assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Term Sheet due to differences between the actual underlying assets and the hypothetical assets used in preparing the Term Sheet. The principal amount and designation of any security described in the Term Sheet are subject to change prior to issuance.

     Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitations or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Term Sheet on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk and (212) 449-3659.

     Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

     If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

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